UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2010

Syntroleum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5416 S. Yale Avenue, Suite 400, Tulsa, Oklahoma		74135
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-592-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01. Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement. On July 14, 2010, Syntroleum Corporation (“we” or “us”) entered into a Common Stock Purchase Agreement with Energy Opportunity Ltd., a business company incorporated under the laws of the British Virgin Islands (“Energy”), that provides that, upon the terms and subject to the conditions and limitations set forth therein, Energy is committed at our option to purchase up to $10,000,000 of our common stock over the 24-month term of the Purchase Agreement.

From time to time during the term of the Purchase Agreement, and at our sole discretion, we may present Energy with draw down notices requiring Energy to purchase our common stock over ten consecutive trading days or such other period mutually agreed upon by us and Energy (each, a “pricing period”), with the closing of the sale of such shares taking place on the second trading day following the last trading day of the pricing period. The maximum amount the Company may request for each such draw down notice will be determined by the Company’s market capitalization. No single draw down notice may exceed the lesser of (a) 2.5% of our market capitalization or (b) a designated dollar amount (not exceeding $6,400,000) which varies with the stated minimum price or “threshold” price of such draw.

We are able to present Energy with up to 24 draw down notices during the term of the Purchase Agreement, with a minimum of five trading days required between each pricing period. Only one draw down is allowed in each pricing period. Once presented with a draw down notice, Energy is required to purchase a pro rata portion of the shares on each trading day during the pricing period on which the daily volume weighted average price for our common stock exceeds the threshold price determined solely by us for such draw down. The per share purchase price for these shares equals the daily volume weighted average price of our common stock on each date during the pricing period on which shares are purchased, less a discount ranging from 4% to 6%, based on the threshold price set by the Company. If the daily volume weighted average price of our common stock falls below the threshold price on any trading day during a pricing period, the Purchase Agreement provides that Energy will not be required to purchase the pro-rata portion of shares of common stock allocated to that day. However, at its election, Energy could buy the pro-rata portion of shares allocated to that day at the threshold price less the discount described above.

The terms of the Purchase Agreement limit the total common stock issuable under the Purchase Agreement to Energy to up to $10,000,000 of our common stock, subject to a maximum share cap limitation set forth in the Purchase Agreement. Additionally, Energy is subject to a beneficial ownership limitation of 4.9% of the outstanding shares of our common stock (“Ownership Limitation”), under which the parties are prohibited from consummating any draw down where such draw down would cause Energy to exceed the Ownership Limitation, or from otherwise exceeding the Ownership Limitation through other means, including the purchase of shares in the public market.

The Purchase Agreement also provides that from time to time and at our sole discretion we may grant Energy the right to exercise one or more options to purchase additional shares of our common stock during each pricing period for an amount that we specify in advance of the first trading day of such pricing period. Upon Energy’s exercise of the option, we would sell to Energy the shares of our common stock subject to the option at a price equal to the daily volume weighted average price of our common stock on each date during the pricing period on which such option shares are purchased, subject to a threshold price for such option determined solely by us, less a discount ranging from 4% to 6%, based on the threshold price.

We have agreed to indemnify and hold harmless Energy, its affiliates, employees, representatives and advisors, and each person who controls Energy against certain liabilities, including liabilities under the Securities Act, which may be based upon, among other things, any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in our Registration Statement, or any omission or alleged omission to state in the Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading unless the untrue statement made or omitted is furnished to us in writing by the person to be indemnified. We have also agreed to reimburse Energy and each controlling person for legal fees and expenses incurred in defending any legal action for which they are entitled to indemnification, provided that such fees and expenses do not exceed $500,000.

Energy has agreed to indemnify and hold harmless us and each of our directors, officers and persons who control us against certain liabilities, including liabilities under the Securities Act, which may be based upon written information furnished by Energy to us for inclusion in a prospectus or prospectus supplement related to this transaction. Energy has also agreed to reimburse the Company for legal fees and expenses incurred in defending any legal action for which it is entitled to indemnification, provided that such fees and expenses do not exceed $500,000.

We have agreed to pay $35,000 of Energy’s legal fees and expenses incurred in connection with the transaction contemplated by the Purchase Agreement. Further, we have agreed that if we issue a draw down notice and fail to deliver the shares to Energy on the applicable settlement date, and such failure continues for ten trading days, we will pay Energy liquidated damages 2.0% per day for up to 360 days for failure to deliver the shares.

Upon each sale of our common stock to Energy under the Purchase Agreement, we have also agreed to pay Reedland Capital Partners, an Institutional Division of the Financial West Group, member FINRA/SIPC, a placement fee equal to 1.0% of the aggregate dollar amount of common stock purchased by Energy. We have agreed to indemnify and hold harmless Reedland Capital Partners against certain liabilities, including liabilities under the Securities Act.

The issuance of shares of common stock to Energy under the terms of the Purchase Agreement has been registered with the Securities and Exchange Commission (“SEC”) on our Registration Statement on Form S-3 (File No. 333-157879) (the “Registration Statement”). Following completion of each pricing period, we will file with the SEC a prospectus supplement to the base prospectus in the Registration Statement relating to the sale of the shares of common stock issued in connection with the applicable draw down.

A copy of the Purchase Agreement is attached to this Report as Exhibit 10.87 and is incorporated herein by reference. The foregoing description of the Purchase Agreement and the transaction with Energy does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.87 Common Stock Purchase Agreement dated July 14, 2010, between Syntroleum and Energy.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntroleum Corporation

July 14, 2010	By:	/s/ Edward G Roth

Name: Edward G Roth
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.87	Common Stock Purchase Agreement dated July 14, 2010 between Syntroleum and Energy.